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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS




We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-63325) pertaining to the Stock Option Plan of Information Holdings Inc. of our report dated August 5, 1999 (except for Note 1 which is dated August 12, 1999) on the financial statements of Master Data Center, Inc. included in Information Holdings Inc.'s Current Report (Form 8-K/A) dated October 26, 1999.




Detroit, Michigan                            ERNST & YOUNG LLP
October 26, 1999